Exhibit 99.2

Unaudited Pro Forma Condensed Combined Financial Information

On November 13, 2018, ResMed Operations Inc. (“ResMed Operations”) completed its previously announced acquisition of MatrixCare Holdings, Inc., a Delaware corporation (“MatrixCare”), in accordance with an Agreement and Plan of Merger (the “Merger Agreement”), dated November 5, 2018, with Evolved Sub, Inc. a Delaware corporation and a  wholly-owned subsidiary of ResMed Operations (“Merger Sub”), ResMed Inc. (“ResMed”), and OPE LGI Holdings Limited, a Canadian private company in its capacity as the agent acting on behalf of the holders of common stock and common stock options of MatrixCare. Pursuant to the Merger Agreement, Merger Sub merged with and into MatrixCare, with MatrixCare continuing as the surviving entity and becoming a wholly-owned subsidiary of ResMed Operations (the “Merger”).  The Merger Agreement was filed as Exhibit 2.1 to ResMed’s Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on November 14, 2018 (the “Original 8-K”).

ResMed’s most recent fiscal year ended on June 30, 2018 and MatrixCare’s most recent fiscal year ended on December 31, 2017. Accordingly, the unaudited pro forma condensed combined balance sheet as of September 30, 2018 combines ResMed’s historical unaudited consolidated balance sheet as of September 30, 2018 and MatrixCare’s unaudited consolidated balance sheet as of September 30, 2018. It is presented as if the acquisition of MatrixCare by ResMed had occurred on September 30, 2018 and includes items that are directly attributable to the acquisition and factually supportable, regardless of whether they have a continuing impact or are nonrecurring.

To present results for comparable periods, the unaudited pro forma condensed combined statements of income for the twelve months ended June 30, 2018 combines the historical results of ResMed for the fiscal year ended June 30, 2018 and the historical results of MatrixCare for the twelve months ended June 30, 2018, and the unaudited pro forma condensed combined statements of income for the three months ended September 30, 2018 combines the historical results of ResMed for the three months ended September 30, 2018 and the historical results of MatrixCare for the three months ended September 30, 2018. The unaudited pro forma condensed combined statements of income are presented as if the acquisition of MatrixCare by ResMed had occurred on July 1, 2017, the beginning of ResMed’s 2018 fiscal year, and excludes items related to the acquisition that are nonrecurring but includes items that are directly attributable to the acquisition, expected to have a continuing impact, and factually supportable.

The following unaudited pro forma condensed combined financial information should be read in conjunction with:

•	the notes to the unaudited pro forma condensed combined financial statements;
•	the Original 8-K;
•	the historical audited consolidated financial statements and accompanying notes of ResMed included in its Annual Report on Form 10-K as of and for the year ended June 30, 2018;
•

the historical unaudited interim consolidated financial statements and accompanying notes of ResMed included in its Quarterly Report on Form 10-Q as of and for the three months ended September 30, 2018; and

•

the historical audited consolidated financial statements and accompanying notes of MatrixCare as of and for the year ended December 31, 2017 (presented in Exhibit 99.1 to this Amendment No. 1 to the Original 8-K); and

•

the historical unaudited consolidated financial statements and accompanying notes of MatrixCare as of and for the nine months ended September 30, 2018 (presented in Exhibit 99.1 to this Amendment No. 1 to the Original 8-K).

The preliminary allocation of the purchase price presented below, in Note 2, and used to prepare the unaudited pro forma financial information, is based on a preliminary valuation of assets acquired and liabilities assumed. Accordingly, the pro forma purchase price adjustments are subject to further adjustments as additional information becomes available and as additional analysis is performed. The preliminary pro forma purchase price adjustments have been made solely to provide the unaudited pro forma financial statements included herewith. A final determination of these fair values will be based on the actual net tangible and intangible assets of MatrixCare that exist as of the closing date of the transaction. In addition, the unaudited pro forma condensed combined financial statements do not reflect the costs of integration or benefits that may result from realizing future cost savings from operating efficiencies or revenue synergies expected to result from the acquisition.

The unaudited pro forma condensed combined financial statements are provided for informational purposes only and do not necessarily indicate results that would have occurred had the acquisition been completed as of the dates indicated. In addition, the unaudited pro forma financial information does not purport to indicate the future financial position or operating results of the combined operations.

Exhibit 99.2

RESMED INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AT SEPTEMBER 30, 2018

(In USD thousands)

	ResMed Historical	MatrixCare Historical	Pro Forma Adjustments (Note 2)	Ref	Pro-Forma Combined
Assets
Current assets:
Cash and cash equivalents	$230,188	$15,293	$-		$245,481
Accounts receivable, net	463,743	18,230	-		481,973
Inventories	282,555	-	-		282,555
Prepaid expenses and other current assets	111,757	10,722	-		122,479
Total current assets	1,088,243	44,245	-		1,132,488
Non-current assets:
Property, plant and equipment, net	381,822	20,795	-		402,617
Goodwill	1,192,030	213,838	345,281	a	1,751,149
Other intangible assets, net	242,193	82,762	162,238	a, b	487,193
Deferred income taxes	46,226	-	-		46,226
Prepaid taxes and other non-current assets	117,024	3,548	-		120,572
Total non-current assets	1,979,295	320,943	507,519		2,807,757
Total assets	$3,067,538	$365,188	$507,519		$3,940,245
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$98,709	$5,082	$-		$103,791
Accrued expenses	169,465	9,111	20,372	c	198,948
Deferred revenue	64,822	24,341	(7,496)		81,667
Income taxes payable	76,137	-	-		76,137
Short-term debt, net	11,975	149,421	(149,421)	d	11,975
Total current liabilities	421,108	187,955	(136,545)		472,518
Non-current liabilities:
Deferred revenue	73,810	3,441	-		77,251
Deferred income taxes	16,091	17,313	57,428	a	90,832
Other long-term liabilities	534	994	-		1,528
Long-term debt, net	517,637	-	762,494	d	1,280,131
Long-term income taxes payable	138,102	-	-		138,102
Total non-current liabilities	746,174	21,748	819,922		1,587,844
Total liabilities	1,167,282	209,703	683,377		2,060,362
Commitments and contingencies
Stockholders’ equity:
Preferred stock	-	-	-		-
Common stock	570	13	(13)	g	570
Additional paid-in capital	1,463,669	175,286	(175,286)	g	1,463,669
Retained earnings	2,296,473	(19,670)	(703)	g	2,276,100
Treasury stock	(1,623,256)	(144)	144	g	(1,623,256)
Accumulated other comprehensive loss	(237,200)	-	-		(237,200)
Total stockholders’ equity	1,900,256	155,485	(175,858)		1,879,883
Total liabilities and stockholders’ equity	$3,067,538	$365,188	$507,519		$3,940,245

See accompanying notes to unaudited pro forma condensed combined financial statements.

Exhibit 99.2

RESMED INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2018

(In USD thousands, except per share amounts)

	ResMed Historical	MatrixCare Historical	Pro Forma Adjustments (Note 2)	Ref	Pro-Forma Combined

Net revenue	$588,279	$28,835	$-		$617,114
Cost of sales	245,186	8,458	-		253,644
Gross profit	343,093	20,377	-		363,470
Operating expenses:
Selling, general and administrative	147,303	8,834	-		156,137
Research and development	38,791	4,925	-		43,716
Amortization of acquired intangible assets	12,867	3,793	2,195	b	18,855
Total operating expenses	198,961	17,551	2,195		218,708
Income from operations	144,132	2,826	(2,195)		144,762
Other income (loss), net:
Interest income	922	-	-		922
Interest expense	(3,708)	(2,966)	(3,168)	e	(9,842)
Other, net	(2,465)	12	-		(2,453)
Total other income (loss), net	(5,251)	(2,954)	(3,168)		(11,373)

Income before income taxes	138,881	(128)	(5,363)		133,389
Income tax expense (benefit)	33,144	271	(1,424)	f	31,991
Net income	$105,737	$(399)	$(3,939)		$101,398

Basic earnings per share	$0.74				$0.71
Diluted earnings per share	$0.73				$0.70

Basic shares outstanding (000's)	142,668				142,668
Diluted shares outstanding (000's)	144,030				144,030

See accompanying notes to unaudited pro forma condensed combined financial statements.

Exhibit 99.2

RESMED INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

FOR THE TWELVE MONTHS ENDED JUNE 30, 2018

(In USD thousands, except per share amounts)

	ResMed Historical	MatrixCare Historical	Pro Forma Adjustments (Note 2)	Ref	Pro-Forma Combined

Net revenue	$2,340,196	$117,046	$-		$2,457,242
Cost of sales	978,032	33,207	-		1,011,239
Gross profit	1,362,164	83,839	-		1,446,003
Operating expenses:
Selling, general and administrative	600,369	34,689	-		635,058
Research and development	155,149	23,139	-		178,288
Amortization of acquired intangible assets	46,383	16,140	7,812	b	70,335
Restructuring Expenses	18,432	-	-		18,432
Total operating expenses	820,333	73,968	7,812		902,113
Income from operations	541,831	9,871	(7,812)		543,890
Other income (loss), net:
Interest income	16,378	-	-		16,378
Interest expense	(28,355)	(11,791)	(12,746)	e	(52,892)
Other, net	(8,542)	(25)	-		(8,567)
Total other income (loss), net	(20,519)	(11,816)	(12,746)		(45,081)

Income before income taxes	521,312	(1,946)	(20,558)		498,809
Income taxes	205,724	(10,994)	4,693	f	199,423
Net income	$315,588	$9,049	$(3,912)		$299,386

Basic earnings per share (note 11)	$2.21				$2.10
Diluted earnings per share (note 11)	$2.19				$2.08

Basic shares outstanding (000's)	142,764				142,764
Diluted shares outstanding (000's)	143,987				143,987

See accompanying notes to unaudited pro forma condensed combined financial statements.

Exhibit 99.2

RESMED INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1. Basis of Pro Forma Preparation

The unaudited pro forma condensed combined financial statements are based on the historical consolidated financial statements of ResMed and MatrixCare after giving effect to the acquisition using the purchase method of accounting in accordance with Accounting Standards Codification (“ASC”) Topic 805, Business Combinations, and applying the assumptions and adjustments described in the accompanying notes. The unaudited pro forma condensed combined balance sheet is presented as if the acquisition had occurred on September 30, 2018. The unaudited pro forma condensed combined statements of income for the three months ended September 30, 2018 and the twelve months ended June 30, 2018 are presented as if the acquisition had occurred on July 1, 2017.

Note 2. Pro Forma Adjustments

(a)	Purchase Price Allocation

For pro forma purposes, we have preliminarily allocated the purchase price to the net tangible and intangible assets based on their estimated fair values. Therefore, the assets acquired and liabilities assumed, including intangible assets, presented in the table below are provisional and will be finalized after ResMed receives and reviews all available data as soon as practicable and not later than one year from the acquisition date.

The following table is a summary of the preliminary purchase price allocation including preliminary estimates of the fair value of net assets acquired and the resulting goodwill of the acquisition of MatrixCare, as reflected in the unaudited pro forma condensed consolidated balance sheet at September 30, 2018:

USD ('000)
Cash paid at closing	$613,072
Developed technology	82,000
Customer relationships	145,000
Trade names	18,000
Goodwill	559,119
Deferred tax liability	(57,428)
Total intangible assets	$746,691
MatrixCare historical net assets/(liabilities)	155,485
Add: Fair value adjustment to MatrixCare deferred revenue	7,496
Less: MatrixCare historical goodwill	(213,838)
Less: MatrixCare historical intangible assets value	(82,762)
Total purchase price	$613,072

(b)	Acquired Intangible Assets

The acquired intangible assets and related amortization expense based on the preliminary estimate of fair value for the twelve months ended June 30, 2018 and three months ended September 30, 2018 are as follows:

			Amortization Expense (USD '000)
	Preliminary Fair Value ('000)	Useful Lives (years)	Twelve months ended June 30, 2018	Three months ended September 30, 2018
Developed technology	$82,000	7	$11,714	$2,929
Customer relationships	145,000	15	9,667	2,417
Trade names	18,000	7	2,571	643
Total	$245,000		$23,952	$5,988
Less: Elimination of MatrixCare historical intangible assets and related amortization	(82,762)		(16,140)	(3,793)
Pro forma adjustment	$162,238		$7,812	$2,195

(c)	Acquisition-related Costs

ResMed and MatrixCare did not incur any significant acquisition costs in the twelve months ended June 30, 2018 or the three months ended September 30, 2018. As such, no adjustment for acquisition costs has been made to the unaudited pro forma condensed consolidated income statement for the twelve months ended June 30, 2018 or the three months ended September 30, 2018.  However, a pro forma adjustment to other current liabilities in the unaudited pro forma condensed consolidated balance sheet at September 30, 2018 was made to recognize direct acquisition-related costs incurred by ResMed and MatrixCare of $3.7 million and $16.7 million, respectively, which are not yet reflected in the historical financial statements.

Exhibit 99.2

RESMED INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(d)	Debt Transactions

ResMed financed the acquisition with an increase in the existing revolving credit facility. This pro forma presentation assumes that ResMed utilized $762.5 million from its existing revolving credit facility. The debt obligation amount is presented as pro forma adjustment to long term debt in the unaudited pro forma condensed consolidated balance sheet at September 30, 2018.

MatrixCare’s debt balances were repaid in conjunction with the closing of the acquisition. Accordingly,  MatrixCare’s short term debt of $149.4 million at September 30, 2018 is presented as repaid in the unaudited pro forma condensed consolidated balance sheet.

(e)	Interest Expense

Pro forma interest expense is presented to include ResMed’s additional $762.5 million in funds, discussed above, along with the reversal of MatrixCare’s interest expense for the twelve months ended June 30, 2018 and three months ended September 30, 2018 as presented below.

ResMed incurred debt issuance costs of $1.8 million in connection with the increase in the existing revolving credit facility. ResMed’s amortization of these debt issuance costs are included as pro forma adjustments in the unaudited pro forma condensed consolidated statements of income for the twelve months ended June 30, 2018 and three months ended September 30, 2018.

	Twelve Months Ended		Three Months Ended
	June 30, 2018		September 30, 2018
	USD(‘000)	USD(‘000)	USD(‘000)	USD(‘000)
Company:
Credit facility borrowing	762,494		762,494
LIBOR plus 0.75%	3.16%		3.16%
Interest expense		24,095		6,024
Debt issuance cost amortization expense		443		111
Pro forma adjustment		24,537		6,134
MatrixCare:
Term Loan	149,421		149,248
LIBOR plus margin	7.50%		7.50%
Actual interest expense		(9,196)		(2,314)
Debt issuance cost amortization expense		(2,595)		(653)
Pro forma adjustment		(11,791)		(2,966)
Total Pro forma adjustment		12,746		3,168

The pro forma presentation of the effect on income taxes was calculated using the U.S. statutory rate for adjustments related to MatrixCare and ResMed. The adjustments to income taxes are summarized in the following table:

		Twelve Months Ended			Three Months Ended
		June 30, 2018			September 30, 2018
	Jurisdiction	Pro Forma Adjustment	Tax Rate (%)	USD(‘000)	Pro Forma Adjustment	Tax Rate (%)	USD(‘000)
Amortization expense	US	(13,527)	28.0	(3,787)	(3,078)	21.0	(646)
Interest expense	US	12,746	28.0	3,569	3,168	21.0	665
Total Pro forma adjustment				(218)			19

Although not reflected in the pro forma financial statements, the effective tax rate of the combined company could be significantly different depending on post-acquisition activities, such as the tax treatment applicable to each entity and the geographical mix of taxable income affecting state and foreign taxes, among other factors.

(g)	Equity

MatrixCare’s historical net assets are eliminated as a pro forma adjustment to the unaudited pro forma condensed consolidated balance sheet at September 30, 2018. In addition, as discussed above in 2(c) and 2(e), pro forma adjustments to retained earnings were made for activities that are not yet reflected in the historical financial statements for acquisition-related costs. These adjustments are not reflected in and do not affect the unaudited pro forma condensed combined statements of income as they are non-recurring.